                                                                      Exhibit 99
                        FEDERAL REALTY INVESTMENT TRUST

                            SUPPLEMENTAL INFORMATION
                                MARCH 31, 1995

                             TABLE OF CONTENTS

   1.  Debt Summary .....................................................    E-2
   2.  Occupancy
       Percentage Leased.................................................    E-3
       Economic Occupancy................................................    E-4
       Regional Breakdown................................................    E-5
   3.  Leases Signed Analysis
       Comparable and Non-Comparable.....................................    E-6
   4.  Sales/Occupancy Costs.............................................    E-7
   5.  Press Release.....................................................    E-8
   6.  Glossary of Terms.................................................   E-11

                          4800 Hampden Lane, Suite 500
                            Bethesda, Maryland 20814
                                  301/652-3360

FEDERAL REALTY INVESTMENT TRUST
DEBT ANALYSIS (EXCLUDING CAPITAL LEASES)
DECEMBER 31, 1994

                               MATURITY     RATE            BALANCE
                               --------     ----         --------------
                                                         (IN THOUSANDS)
MORTGAGES
  Barracks Road............... 06/01/98         9.77%       $ 22,009
  Falls Plaza................. 06/01/98         9.77%          4,376
  Old Keene Mill.............. 06/01/98         9.77%          7,174
  West Falls.................. 06/01/98         9.77%          5,021
  Loehmanns Plaza............. 07/21/98         9.75%          6,555
  Federal Plaza............... 03/10/01         8.95%         29,041
  Tysons Station.............. 09/01/01         9.875%         4,356
  Northeast................... 12/31/01 participating          1,500
                                                            --------
                                                            $ 80,032
                                                            ========



NOTES PAYABLE
  Revolving credit facilities.            LIBOR +.85%       $      0
                                         to LIBOR +1%
  Note - acquisition of Queen
   Anne Plaza................. 01/15/06        8.875%          1,369
  Note - acquisition of
   Federal Plaza.............. 07/01/96         8.00%          2,896
  Note - renovation of Perring
   Plaza...................... 01/31/13        10.00%          2,969
  Other.......................  various       various            163
                                                            --------
                                                            $  7,397
                                                            ========
5 1/4% CONVERTIBLE SUBORDI-
 NATED DEBENTURES............. 04/30/02        5.250%       $    289
                                                            ========
5 1/4% CONVERTIBLE SUBORDI-
 NATED DEBENTURES............. 10/28/03        5.250%       $ 75,000
                                                            ========

8 7/8% Notes (fixed).......... 01/15/00        8.875%       $ 75,000
8 7/8% Notes (floating)*...... 01/15/00        6.927%         25,000
                                                            --------
                                                            $100,000
                                                            ========
                             Total fixed rate debt......... $236,218     89.91%
                             Total variable rate debt......   26,500     10.09%
                                                            --------
                             Total debt.................... $262,718    100.00%
                                                            ========
                             Weighted average interest
                              rate:
                               Fixed rate debt.............    7.92%
                               Variable on revolving
                                 facilities................    7.00%**
                               Variable on notes...........    6.93%*

 * The Trust purchased an interest rate swap, exchanging fixed payments for three month LIBOR
** Weighted average interest rate on revolving credit facilities for quarter ended March 31, 1995

FEDERAL REALTY INVESTMENT TRUST
PERCENTAGE LEASED ANALYSIS
MARCH 31, 1995


   OVERALL OCCUPANCY
  (QUARTER TO QUARTER             MARCH 31, 1995                  MARCH 31, 1994
       ANALYSIS)         ------------------------------- -------------------------------
          TYPE              SIZE      LEASED   OCCUPANCY    SIZE      LEASED   OCCUPANCY
- ------------------------ ---------- ---------- --------- ---------- ---------- ---------
Shopping Center (square
 feet).................. 11,199,906 10,482,104    94%    10,607,520  9,985,667    94%
Main Street Retail
 (# of buildings).......     2          2        100%
Rollingwood Apartments
 (# of units)...........    282        281        99%       282        263        93%

    OVERALL
   OCCUPANCY
  (ROLLING 12             MARCH 31, 1995              DECEMBER 31, 1994          SEPTEMBER 30, 1994             JUNE 30, 1994
    MONTHS)      ------------------------------- --------------------------- --------------------------- ---------------------------
                                                                       OCCU-                       OCCU-                       OCCU-
      TYPE          SIZE      LEASED   OCCUPANCY    SIZE      LEASED   PANCY    SIZE      LEASED   PANCY    SIZE      LEASED   PANCY
- ---------------- ---------- ---------- --------- ---------- ---------- ----- ---------- ---------- ----- ---------- ---------- -----
Shopping Center
 (square feet).. 11,199,906 10,482,104    94%    11,179,222 10,529,521  95%  10,898,289 10,176,605  93%  10,782,397 10,094,769  94%
Main Street Re-
 tail (# of
 buildings).....     2          2        100%        1          1      100%
Rollingwood
 Apartments
 (# of units)...    282        281        99%       282        278      99%     282        281      99%     282        272      96%

 SAME CENTER OCCUPANCY
  (QUARTER TO QUARTER            MARCH 31, 1995                 MARCH 31, 1994
       ANALYSIS)         ------------------------------ ------------------------------
          TYPE              SIZE     LEASED   OCCUPANCY    SIZE     LEASED   OCCUPANCY
- ------------------------ ---------- --------- --------- ---------- --------- ---------
Shopping Center (square
 feet).................. 10,203,347 9,600,482    94%    10,171,376 9,657,306    95%
Main Street Retail
 (# of buildings).......
Rollingwood Apartments
 (# of units)...........    282        281       99%       282        263       93%


  SAME CENTER
   OCCUPANCY
  (ROLLING 12             MARCH 31, 1995             DECEMBER 31, 1994         SEPTEMBER 30, 1994           JUNE 30, 1994
    MONTHS)       ------------------------------ -------------------------- ------------------------- -------------------------
                                                                      OCCU-                     OCCU-                     OCCU-
      TYPE           SIZE     LEASED   OCCUPANCY    SIZE     LEASED   PANCY   SIZE     LEASED   PANCY   SIZE     LEASED   PANCY
- ----------------  ---------- --------- --------- ---------- --------- ----- --------- --------- ----- --------- --------- -----
Shopping Center
 (square feet)..  10,203,347 9,600,482    94%    10,192,241 9,681,163  95% 10,156,707 9,549,487  94% 10,176,778 9,594,893  94%
Main Street Re-
 tail
 (# of build-
 ings)..........
Rollingwood
 Apartments
 (# of units)...     282        281       99%       282        278     99%     282       281     99%     282       272     96%

FEDERAL REALTY INVESTMENT TRUST
ECONOMIC OCCUPANCY ANALYSIS
MARCH 31, 1995

                                       MARCH 31, 1995                 MARCH 31, 1994
                             ------------------------------- -------------------------------
OVERALL ECONOMIC OCCUPANCY                LEASES                          LEASES
   (QUARTER TO QUARTER                  GENERATING ECONOMIC             GENERATING ECONOMIC
     ANALYSIS)  TYPE            SIZE      INCOME   OCCUPANCY    SIZE      INCOME   OCCUPANCY
- --------------------------   ---------- ---------- --------- ---------- ---------- ---------
Shopping Center (square
 feet) .................     11,199,906 10,153,934    91%    10,607,520 9,771,132     92%
Main Street Retail (# of
 buildings).............              2          2   100%
Rollingwood Apartments
 (# of units)...........            282        281    99%           282       263     93%

                                         MARCH 31, 1995                 DECEMBER 31, 1994                SEPTEMBER 30, 1994
                               -------------------------------   -------------------------------   -------------------------------
                                            LEASES                            LEASES                            LEASES
 OVERALL ECONOMIC OCCUPANCY               GENERATING ECONOMIC               GENERATING ECONOMIC               GENERATING ECONOMIC
  (ROLLING 12 MONTHS) TYPE        SIZE      INCOME   OCCUPANCY     SIZE      INCOME   OCCUPANCY      SIZE      INCOME   OCCUPANCY
- ---------------------------    ---------- ---------- ---------   ---------- ---------- ---------   ---------- ---------- ---------
Shopping Center (square
  feet)....................    11,199,906 10,153,934    91%     11,179,222 10,213,130    91%      10,898,289 9,983,789     92%
Main Street Retail (# of
 buildings)................             2          2   100%               1          1   100%
Rollingwood Apartments
 (# of units)..............           282        281    99%             282        272    96%             282       281     99%
                                            JUNE 30, 1994
                                   -------------------------------
                                                LEASES
 OVERALL ECONOMIC OCCUPANCY                   GENERATING ECONOMIC
  (ROLLING 12 MONTHS) TYPE           SIZE      INCOME   OCCUPANCY
- ---------------------------        ---------- ---------- ---------
Shopping Center (square
 feet).....................       10,782,397 9,875,544     92%
Main Street Retail (# of
 buildings)................
Rollingwood Apartments
 (# of units)..............               282       272     96%


                                     MARCH 31, 1995                 MARCH 31, 1994
      SAME CENTER          ------------------------------- ------------------------------
   ECONOMIC OCCUPANCY                   LEASES                          LEASES
  (QUARTER TO QUARTER                 GENERATING ECONOMIC             GENERATING ECONOMIC
    ANALYSIS)  TYPE           SIZE      INCOME   OCCUPANCY   SIZE       INCOME   OCCUPANCY
  -------------------      ---------- ---------- --------- ---------  ---------- ---------
Shopping Center (square
 feet) .................   10,203,347 9,441,725     92%    10,171,376 9,464,671    93%
Main Street Retail (# of
 buildings).............
Rollingwood Apartments
 (# of units)...........          282       281     99%          282       263     93%


                                    MARCH 31, 1995                DECEMBER 31, 1994              SEPTEMBER 30, 1994
                          -------------------------------  ------------------------------- ------------------------------
  SAME CENTER ECONOMIC                 LEASES                           LEASES                         LEASES
  OCCUPANCY (ROLLING 12              GENERATING ECONOMIC              GENERATING ECONOMIC            GENERATING ECONOMIC
      MONTHS) TYPE           SIZE      INCOME   OCCUPANCY     SIZE      INCOME   OCCUPANCY   SIZE      INCOME   OCCUPANCY
- ------------------------  ---------- ---------- ---------  ---------- ---------- --------- --------- ---------- ---------
Shopping Center (square
  feet).................  10,203,347 9,441,725     92%     10,192,241 9,472,958     93%   10,156,707 9,431,031     93%
Main Street Retail (# of
  buildings)............
Rollingwood Apartments
  (# of units)..........         282       281     99%            282       272     96%          282       281     99%

                                         JUNE 30, 1994
                                 ------------------------------
  SAME CENTER ECONOMIC                       LEASES
  OCCUPANCY (ROLLING 12                    GENERATING ECONOMIC
      MONTHS) TYPE                 SIZE      INCOME   OCCUPANCY
- ------------------------         --------- ---------- ---------
Shopping Center (square
  feet).................        10,176,778 9,462,222     93%
Main Street Retail (# of
  buildings)............
Rollingwood Apartments
  (# of units)..........               282       272     96%

FEDERAL REALTY INVESTMENT TRUST
REGIONAL OCCUPANCY ANALYSIS
DECEMBER 31, 1994

                                                            TOTAL
                                                           SQUARE    OCCUPANCY
      REGION                                               FOOTAGE    12/31/94
      ------                                              --------- ------------
   Washington D.C./Baltimore............................. 3,480,992      94%
   Philadelphia.......................................... 2,040,850      95
   New York/New Jersey................................... 1,966,349      96
   Central Virginia...................................... 1,153,479      95
   Mid-West..............................................   827,769      91
   New England...........................................   400,892      99
   Other................................................. 1,329,575      85

                                                            TOTAL
                                                           SQUARE     OCCUPANCY
      REGION                                               FOOTAGE    12/31/94
      ------                                              --------- ------------
   Washington D.C./Baltimore
     Anchor.............................................. 1,787,806      97%
     Small Shops......................................... 1,693,186      91
   Philadelphia
     Anchor.............................................. 1,184,650      98
     Small Shops.........................................   856,200      92
   New York/New Jersey
     Anchor.............................................. 1,414,171      98
     Small Shops.........................................   552,178      92
   Central Virginia
     Anchor..............................................   537,435      97
     Small Shops.........................................   616,044      92
   Mid-West
     Anchor..............................................   430,715      95
     Small Shops.........................................   397,054      87
   New England
     Anchor..............................................   241,009     100
     Small Shops.........................................   159,883      97
   Other
     Anchor..............................................   695,225      87
     Small Shops.........................................   634,350      82

FEDERAL REALTY INVESTMENT TRUST
LEASING ACTIVITY
MARCH 31, 1995

COMPARABLE

                                                                                                         ESTIMATED
                                         AVERAGE PRIOR AVERAGE CURRENT                    PERCENTAGE      TENANT      AVERAGE
                     NUMBER OF   SQUARE    RENT PER       RENT PER        ANNUALIZED       INCREASE     IMPROVEMENT    LEASE
ROLLING 12 MONTHS  LEASES SIGNED  FEET    SQUARE FOOT    SQUARE FOOT   INCREASE IN RENT OVER PRIOR RENT    COSTS    TERM (YEARS)
- -----------------  ------------- ------- ------------- --------------- ---------------- --------------- ----------- ------------
 1st Quarter 1995        68      230,171      $12.95       $14.60         $  379,854          13%       $1,290,000      5.2
 4th Quarter 1994        93      455,584       10.16        14.04          1,766,764          38%        4,055,000      5.6
 3rd Quarter 1994        62      145,265       16.30        17.55            181,298           8%          854,000      5.1
 2nd Quarter 1994        57      219,104       12.08        16.05            869,824          33%        3,354,000      5.9
                        ---    ---------  ----------       ------         ----------          ---       ----------      ---
Total--12 months.       280    1,050,124      $12.03       $15.07         $3,197,741          25%       $9,553,000      5.5

NON-COMPARABLE

                                                                          ESTIMATED
                                          ANNUALIZED                        TENANT          AVERAGE
                    # OF LEASES  SQUARE     CURRENT     AVERAGE RENT     IMPROVEMENT         LEASE
                      SIGNED      FEET       RENT      PER SQUARE FOOT      COSTS        TERM (YEARS)
                   ------------- ------- ------------- --------------- ---------------- ---------------
 1st Quarter 1995         6       14,516  $  220,998       $15.22         $   12,000          6.7
 4th Quarter 1994        12      124,234   1,320,747        10.63          1,758,000          6.3
 3rd Quarter 1994         6       20,812     343,207        16.49             99,000          6.7
 2nd Quarter 1994         7       65,973   1,310,839        19.87            887,000          7.0
                        ---      -------  ----------       ------         ----------          ---
Total--12 months.        31      225,535  $3,195,791       $14.17         $2,756,000          6.7

Federal Realty Investment Trust
1994 Sales/Occupancy Costs

                                                              Average           Average
                                            Average          Occupancy       Occupancy Costs
                                           Sales Per          Cost per        as Percentage
                                          Square Foot        Square Foot        of Sales
                                       ----------------   ----------------   ----------------
Reporting Tenants*                          $247.70            $12.04             4.9%

Reporting Anchor Tenants                    $267.97             $8.39             3.1%

Reporting Small Shop Tenants                $213.28            $18.23             8.5%


* Includes only those tenants that have 12 months of reported sales in 1994

                                          Federal Realty Investment Trust
NEWS                                      4800 Hampden Lane, Suite 500
RELEASE                                   Bethesda, Maryland 20814  301/652-3360

================================================================================

FOR IMMEDIATE RELEASE                     For further information contact:
NYSE SYMBOL-FRT
                                                          Mary Jane Morrow
                                                          Senior Vice President
                                                          Finance & Treasurer
                                                          (301) 961-9321


                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                             FIRST QUARTER RESULTS


Bethesda, Maryland
May 10, 1995


      Federal Realty Investment Trust (NYSE:FRT) report today that funds from operations for the first quarter of 1995 rose 35% to a record $14.6 million from $10.8 million in the first quarter of 1994. On a per share basis, funds from operations increased 21% to $.46 per share in the first quarter of 1995 from $.38 per share in the first quarter of 1994. Lower operating expenses, principally decreases in bad debt and snow removal costs, contributed significantly to the increased profitability.

      Federal Realty has adopted the definition of funds from operations as recommended in March of 1995 by the National Association of Real Estate Investment Trusts (NAREIT). The 1994 results have been restated to conform to the revised definition.

      A comparison of property operations for the first quarter of 1995 versus the first quarter of 1994 shows the following:


* Rental income increased 9% to $34.4 million in 1995 from $31.5 million in 1994. When adjusted for properties acquired during these years, rental income increased 4% to $32.7 million in 1995 from $31.5 million in 1994.

* During the first quarter of 1995, the Trust signed leases for a total 245,000 square feet. On a same space basis, the Trust re-leased 230,000 square feet at an average increase in rent per square foot of 13%. The weighted average rent on these leases was $14.60 per square foot compared to the previous average rent per square foot for the same spaces of $12.95.

* At both March 31, 1995 and 1994, the Trust's overall portfolio was 94% leased. Shopping centers operating in both periods (excluding properties acquired or under redevelopment) were 94% leased at March 31, 1995 versus 95% at March 31, 1994.

      Commenting on the quarter, Steven J. Guttman, President and Chief Executive Officer stated, "We are pleased to get 1995 off to a good start. Our ability to generate increasing rents while reducing operating costs resulted in improved property level performance during the first quarter of 1995."

      Year to date, the Trust has completed four acquisitions containing a total of 470,000 square feet for a cash investment of approximately $48 million. These acquisitions include the purchase of two main street retail buildings in Greenwich, Connecticut; seven main street retail buildings in West Hartford, Connecticut; and the purchase of the 302,000 square foot Finley Square shopping center in Downers Grove, Illinois.

      Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime community and neighborhood shopping centers. The Trust's portfolio is comprised principally of 53 shopping centers containing 11.5 million square feet, most of which are located along the east coast region between the New York metropolitan area and Richmond, Virginia.

                             Financial Highlights

                    (in thousands, except per share data)

                                                    Three Months Ended
                                                          March 31,
                                                    ------------------
Operating Results                                   1995          1994
- -----------------                                   ----          ----
Revenues
 Rental income                                   $34,407       $31,481
 Interest                                          1,006           869
 Other income                                      1,514         1,342
                                                 -------       -------
                                                  36,927        33,692
Expenses
 Rental                                            7,955        10,112
 Real estate taxes                                 3,397         2,859
 Interest                                          9,157         8,178
 Administrative                                    1,427         1,381

 Depreciation and amortization                     8,369          6897
                                                 -------       -------
                                                  30,305        29,427
Operating income before investors'
 share of operations                               6,622         4,265

 Investor's share of operations                        1          (182)
                                                 -------       -------

Net income                                       $ 6,623       $ 4,083
                                                 =======       =======

Earnings per share                               $   .21       $   .15

Funds from operations
 Net income                                      $ 6,623       $ 4,083
 Add: depreciation and amortization
      of real estate assets                        7,392         6,137
 Add: amortization of initial direct
       costs of leases                               609           588
                                                 -------       -------
Funds from operations                            $14,624       $10,808
                                                 =======       =======
Funds from operations per share                  $   .46       $   .38

Weighted average shares outstanding               31,658        28,151

- --------------------------------------------------------------------------------

                                                 March 31,    December 31,
Balance Sheet                                      1995          1994
- -------------                                    ---------    ------------
Assets
 Real estate, at cost                           $863,916      $852,722
 Mortgage notes receivable                        13,179        13,178
 Cash and investments                             21,526         7,583
Total assets                                     771,905       753,737


Liabilities and Shareholders' Equity
 Obligations under capital leases                132,661       132,924
 Mortgages payable                                80,032       102,781
 Notes payable                                     7,397        61,883
 8 7/8% Notes, due 2000                          100,000           ---
 5 1/4% Convertible subordinated
    debentures due 2003                           75,000        75,000
 5 1/4% Convertible subordinated
    debentures due 2002                              289           289

 Shareholders Equity                             341,021       345,155

                               GLOSSARY OF TERMS

AVERAGE OCCUPANCY COSTS: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

ECONOMIC OCCUPANCY: The square footage generating rental income expressed as a percentage of its total rentable square feet.

LEASES SIGNED - COMPARABLE: Represents leases signed on spaces for which there was a former tenant.

LEASES SIGNED - NONCOMPARABLE: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

LEASES SIGNED - PRIOR RENT: Total rent paid by the previous tenant; includes minimum and percentage rent.

OCCUPANCY: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

OVERALL OCCUPANCY: Occupancy for the entire portfolio - includes all centers owned in reporting period.

SAME CENTER OCCUPANCY: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment.

TENANT IMPROVEMENT COSTS: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.